UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 16, 2023

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company    ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K dated May 16, 2023 filed by Principal Financial Group, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on May 22, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2023 Annual Meeting of Stockholders held on May 16, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes to approve the compensation of the Company’s named executive officers (“say-on-pay”). No other changes have been made to the Original Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

Section 14A of the Securities Exchange Act of 1934 requires registrants to hold a non-binding shareholder advisory vote regarding the frequency of voting on executive compensation. The voting frequency can be every year, every two years, or every three years.

At the 2023 Annual Meeting, the Company’s shareholders voted on, among other matters, an advisory vote regarding the frequency of future advisory votes for say-on-pay. Approximately 97% of the shares voting on the matter voted in favor of an annual frequency for say-on-pay votes. In response to the voting results and other factors, the Company’s Board of Directors determined at a meeting held on August 14, 2023, that the Company will hold an advisory vote for say-on-pay every year. As a result, a say-on-pay vote will be held each year until the next vote on the frequency of such advisory vote is conducted or until the Board of Directors determines that a different frequency for such advisory vote would be in the best interest of the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Chris Agbe-Davies
Name:	Chris Agbe-Davies
Title:	Vice President, Associate General Counsel, and Assistant Secretary

Date:     August 16, 2023